August 23, 2019

TOUCHSTONE FUNDS GROUP TRUST

Touchstone International ESG Equity Fund

Supplement to Prospectus and Statement of Additional Information
dated August 23, 2019

Notice of Change in Distribution Frequency

The Touchstone International ESG Equity Fund (formerly, the Touchstone Premium Yield Equity Fund) (the “Fund”) intends to implement a change to its dividend distribution schedule. Effective September 1, 2019, the Fund will begin declaring and paying dividends, if any, on an annual basis instead of monthly.

In addition, effective August 23, 2019, the following non-fundamental investment limitations have been removed from the Fund's Statement of Additional Information ("SAI"):

•	The Fund may invest up to 10% of its net assets in business development companies.

•	The Fund may invest up to 10% of its net assets in Canadian Income Trusts.

•	The Fund may invest up to 10% of its net assets in royalty income trusts.

•	The Fund may invest up to 40% of its total assets in emerging market securities.

These changes coincide with the Fund's change in name, sub-advisor and principal investment strategy, notice of which was previously provided to Fund shareholders. For additional information on the Fund, please see the Fund's prospectus and SAI, each dated August 23, 2019.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-S8-1908